John Hancock Funds
                                 Patriot
                                 Select
                                Dividend
                                  Trust

                           SEMI-ANNUAL REPORT

                           December 31, 1996


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT
FOR COMMON SHAREHOLDERS

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR AUCTION
MARKET PREFERRED SHARES

Chemical Bank
450 West 33rd Street
New York, New York 10001

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

Listed New York Stock Exchange Symbol: DIV
John Hancock Closed-End Funds:
1-800-843-0090


A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Select
Dividend Trust

Income-producing stocks affected by volatile bond market

The past six months was a volatile period for utility stocks, which comprised about 68% of the Fund's net assets throughout the past six month period. The period began on a sour note, due to concerns that the economy was showing signs of growing at a better-than-expected pace. Investors worried that a too-healthy economy might force the Federal Reserve Board to raise interests. Utility stock prices -- which generally correlate with price movements in the bond market -- fell as the yield on the benchmark 30-year Treasury bond moved as high as 7.2% in July, up from 5.95% at the beginning of 1996. But in the fall, full employment with low inflation and steady growth buoyed bond investors, as did the shrinking federal budget deficit. From July through the end of the year, there was a steady descent in bond yields and a steady increase in bond prices. As a result, utility stocks followed bond prices higher, ending the period on a high note.

For the six months ended December 31, 1996, John Hancock Patriot Select Dividend Trust had a total return of 7.04% at net asset value, compared to 9.10% for the Dow Jones Utilities Index.

A 2 1/4" x 3 3/4" photo of the portfolio management team at bottom right. Caption reads: "Patriot Select Dividend Trust management team members: Gregory Phelps (seated) with Beverly Cleathero (left) and Laura Provost (right)."

"The past six
months was
a volatile
period for
utility
stocks..."

Pie chart entitled "Portfolio Diversification" at top left hand column. The chart is divided into four sections. Going from top right to left:
Utilities 68%; Financials 19%; Industrials 7%; Oil & Gas 6%. A footnote below states: "As a percentage of net assets on December 31, 1996."

"Among the
Fund's best
performers
 ...were
domestic
banks..."

DRD-eligible securities

Throughout the period, we increased the Fund's emphasis on stocks eligible for the dividends-received deduction (DRD). On December 31, 1996, DRD-eligible securities totaled more than 93% of the Fund's net assets, up from 85% six months earlier. DRD-eligible securities carry distinct tax advantages for corporate investors, which keeps them in demand. In recent years, demand has grown as issuers have redeemed many existing DRD-eligible securities while avoiding issuing new ones. We focused on finding DRD-eligible "cushion" preferred and common stocks, which carry above-average yields. Those cushion investments helped the Fund's performance during the early months of the period, as they proved less vulnerable to rising interest rates. When interest rates were falling, however, cushion preferreds and common stocks had a mixed impact on the Fund's performance, augmenting yield but limiting price gains.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Boston Edison followed by an up arrow and the phrase "Improving balance sheet/strategic alliances." The second listing is Oklahoma Gas & Electric followed by an up arrow and the phrase "No nuclear exposure/possible takeover candidate." The third listing is Western Massachusetts Electric followed by a down arrow and the phrase "Parent company's problems cast shadow." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Utilities

Utilities totaled 68% of the Fund's net assets at the end of the period, up slightly from 66% six months earlier due to our additions of DRD-eligible common stock issued by electric utilities. Because of the fears of increased competition in the electric utility sector, investors had beaten down the prices of electric stocks to levels we found to be cheap. What's more, their dividend yields were very attractive compared to the preferred stocks of electric utilities. Our view was that the electric sector had bottomed and had nowhere to go but up. That turned out to be the case and not only did we enjoy significant price appreciation from these electric utility common holdings, but we also added yield to the Fund.

One of our favorite electric utility holdings was Boston Edison. We nearly doubled our stake in this stock, buying it when it was cheap. We believe the company is well-positioned to be one of the winners in a more competitive environment. Not only does Boston Edison have a solid relationship with state regulators, but it also has an improving balance sheet and key strategic alliances with telecommunications and natural gas companies. On a disappointing note, Western Massachusetts Electric continued to suffer primarily due to the troubles of its parent company, Northeast Utilities. Despite its parent's problems, we continued to hold the stock, in part because it offers an attractive yield.

Banks and energy

Among the Fund's best performers during the period were domestic banks, at about 10% of the Fund's net assets. As we mentioned earlier, the demand for DRD-eligible stocks has been strong, which helped our bank holdings. The group received an additional boost in October when the Federal Reserve Board gave banks more flexibility to issue non-DRD securities. Up until that point, in order for a bank to issue preferred stock they had to issue it as DRD-eligible. As a result, there was a declining supply of newly issued DRD-eligible bank stock resulting in somewhat of a scarcity. One of our favorites in this area and one of our best performers was Fleet Financial Group, which carries a yield of 6.75%, is DRD-eligible and has 10 years of call protection (a security with call protection can't be redeemed by the issuer prematurely).

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended December 31, 1996." The chart is scaled in increments of 2% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 7.04% total return for John Hancock Patriot Select Dividend Trust. The second represents the 9.10% total return for the Dow Jones Utility Average. Footnote below reads:
"The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."

Rising oil and gas prices helped some of our energy holdings, including Coastal Corp. Earlier this year, the company was put on a credit-upgrade watch by Standard & Poor's, which helped improved its attractiveness in the eyes of many investors. During the period we added El Paso Tennessee Gas, a preferred stock, DRD-eligible, offering a 8.25% yield and carrying five years of call protection. Like Coastal, we think El Paso Tennessee Gas has a good chance of getting a credit upgrade.

Outlook

The Fund's performance will be somewhat dependent on the direction of interest rates. That said, we expect that short-term interest rates will remain stable over the near term. But in our view, the economy appears to show signs of heating up and inflationary pressures could build. If that is the case, the Federal Reserve Board may raise interest rates. In any case, we do not believe that the market volatility is over. With uncertainty still looming over the market, the Fund will likely maintain a defensive posture in the months ahead by emphasizing high-yielding stocks, both commons and preferreds. Our goal will be to preserve the Fund's net asset value while maximizing yield.

"...we do not
believe that
the market
volatility is
over."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



John Hancock Funds - Patriot Select Dividend Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1996 (Unaudited)
--------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $157,711,275)                        $164,300,331
Common stocks (cost - $52,534,266)                              54,977,829
Short-term investments (cost - $2,410,696)                       2,410,696
                                                             -------------
                                                               221,688,856
Dividends receivable                                             1,375,069
Other assets                                                        15,455
                                                             -------------
Total Assets                                                   223,079,380
--------------------------------------------------------------------------
Liabilities:
AMPS dividend payable                                             $271,474
Common Share dividend payable                                      120,277
Payable to John Hancock Advisers, Inc. - Note B                    196,062
Federal income tax payable                                           3,937
Accounts payable and accrued expenses                               47,570
                                                             -------------
Total Liabilities                                                  639,320
--------------------------------------------------------------------------
Net Assets:
Auction Market Preferred Shares Series A (AMPS)
Without par value, unlimited number of shares of
beneficial interest authorized, 700 shares issued,
liquidation preference of $100,000 per share -
Note A                                                          70,000,000
                                                             -------------
Common Shares - Without par value, unlimited number
of shares of beneficial interest authorized, 9,885,027
shares issued and outstanding                                  138,623,025
Accumulated net realized gain on investments                     2,363,387
Net unrealized appreciation of investments                       9,033,771
Undistributed net investment income                              2,419,877
                                                             -------------
Net Assets Applicable to Common Shares
($15.42 per share based on 9,885,027
shares outstanding)                                            152,440,060
                                                             -------------
Net Assets                                                    $222,440,060
==========================================================================

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $15,833)                                               $8,043,705
Interest                                                            76,675
                                                             -------------
                                                                 8,120,380
                                                             -------------
Expenses:
Investment management fee - Note B                                 881,363
Administration fee - Note B                                        165,256
AMPS and auction fees                                               98,652
Custodian fee                                                       30,793
Printing                                                            27,866
Auditing fee                                                        25,367
Transfer agent fee                                                  21,598
Miscellaneous                                                       16,050
Trustees' fees                                                       9,670
Legal fees                                                           3,614
                                                             -------------
Total Expenses                                                   1,280,229
--------------------------------------------------------------------------
Net Investment Income                                            6,840,151
--------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                            2,090,694
Change in net unrealized appreciation/depreciation
of investments                                                   2,310,797
                                                             -------------
Net Realized and Unrealized
Gain on Investments                                              4,401,491
--------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                      $11,241,642
==========================================================================

Distributions to AMPS                                           (1,418,318)
--------------------------------------------------------------------------
Net Increase in Net Assets
Applicable to Common
Shareholders Resulting from
Operations Less AMPS
Distributions                                                   $9,823,324
==========================================================================

See notes to financial statements.




Statement of Changes in Net Assets

                                                                                                YEAR ENDED      SIX MONTHS ENDED
                                                                                                  JUNE 30,      DECEMBER 31, 1996
                                                                                                    1996          (UNAUDITED)
                                                                                                ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                            $14,838,672       $6,840,151
Net realized gain on investments sold                                                              2,153,915        2,090,694
Change in net unrealized appreciation/
depreciation of investments                                                                        3,048,191        2,310,797
                                                                                                ------------     ------------
Net Increase in Net Assets Resulting from Operations                                              20,040,778       11,241,642
                                                                                                ------------     ------------
Distributions to Shareholders:
AMPS ($4,278 and $2,026 per share,
respectively) - Note A                                                                            (2,994,753)      (1,418,318)
Common Shares - Note A
Dividends from net investment
income ($1.1329 and $0.6186 per share,
respectively)                                                                                    (11,198,710)      (6,114,470)
Distributions from net realized
gain on investments sold ($0.1042
and none per share, respectively)                                                                 (1,030,173)             --
                                                                                                ------------     ------------
Total Distributions to Shareholders                                                              (15,223,636)      (7,532,788)
                                                                                                ------------     ------------
Net Assets:
Beginning of period                                                                              213,914,064      218,731,206
                                                                                                ------------     ------------
End of period (including undistributed
net investment income of $3,112,514 and
$2,419,877, respectively)                                                                       $218,731,206     $222,440,060
                                                                                                ============     ============


* Analysis of Common Shareholder Transactions:

                                                                                                       SIX MONTHS ENDED
                                                                       YEAR ENDED                      DECEMBER 30, 1996
                                                                      JUNE 30, 1996                       (UNAUDITED)
                                                              -----------------------------     -----------------------------
                                                                 SHARES           AMOUNT          SHARES            AMOUNT
                                                              ------------     ------------     ------------     ------------
Shares outstanding, beginning of
period                                                           9,885,027     $137,984,373        9,885,027     $138,623,025
Reclassification of net realized
long-term gains retained on
investments sold (net of federal
income taxes of $438,897)                                           --              815,094           --               --
Reclassification of capital
accounts                                                            --             (176,442)          --               --
                                                              ------------     ------------     ------------     ------------
Shares outstanding, end of
period                                                           9,885,027     $138,623,025        9,885,027     $138,623,025
                                                              ============     ============     ============     ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are listed as follows:


                                                                                                                 SIX MONTHS
                                                                        YEAR ENDED JUNE 30,                         ENDED
                                                  ------------------------------------------------------------ DECEMBER 31, 1996
                                                   1992(a)       1993         1994         1995         1996     (UNAUDITED)
                                                  --------     --------     --------     --------     --------   ----------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period                $14.08       $15.78       $17.33       $13.17       $14.56       $15.05
                                                  --------     --------     --------     --------     --------     --------
Net Investment Income                                 1.45         1.31         1.34         1.62         1.50         0.69
Net Realized and Unrealized Gain
(Loss) on Investments                                 2.16         2.11        (3.47)        1.31         0.53         0.44
                                                  --------     --------     --------     --------     --------     --------
Total from Investment Operations                      3.61         3.42        (2.13)        2.93         2.03         1.13
                                                  --------     --------     --------     --------     --------     --------
Less Distributions:
Dividends to AMPS Shareholders                       (0.26)       (0.22)       (0.22)       (0.30)       (0.30)       (0.14)
Distributions to Common Shareholders
from Net Investment Income                           (1.09)       (1.08)       (1.30)       (1.24)       (1.13)       (0.62)
Distributions to Common Shareholders
from Net Realized
Short-Term Gain on Investments                       (0.56)       (0.57)       (0.51)        --          (0.11)         --
                                                  --------     --------     --------     --------     --------     --------
Total Distributions                                  (1.09)       (1.87)       (2.03)       (1.54)       (1.54)       (0.76)
                                                  --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period                      $15.78       $17.33       $13.17       $14.56       $15.05       $15.42
                                                  ========     ========     ========     ========     ========     ========

Per Share Market Value, End of Period              $16.875      $18.250      $12.750      $13.875      $14.250      $14.125
Total Investment Return at Market Value              25.01%       19.14%      (21.60%)      19.73%       11.83%        3.43%(e)
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
End of Period (000's omitted)                     $153,275     $170,512     $130,157     $143,914     $148,731     $152,440
Ratio of Expenses to Average Net Assets*              1.42%        1.52%        1.30%        1.29%        1.25%        1.16%(d)
Ratio of Net Investment Income to
Average Net Assets*                                   6.75%        5.50%        5.83%        7.96%        6.79%        6.21%(d)
Portfolio Turnover Rate                                 85%          53%          39%         107%          49%          17%
Senior Securities
Total AMPS Outstanding (000's
omitted)                                           $70,000      $70,000      $70,000      $70,000      $70,000      $70,000
Asset Coverage per Unit (b)                       $316,361     $339,312     $285,137     $305,754     $306,112     $314,104
Involuntary Liquidation Preference
per Unit (c)                                      $100,000     $100,000     $100,000     $100,000     $100,000     $100,000
Approximate Market Value per
Unit (c)                                          $100,000     $100,000     $100,000     $100,000     $100,000     $100,000

*   Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Prior to the assumption of the advisory contract on May 6, 1992 by John Hancock
    Advisers, Inc., the Fund was advised by Patriot Advisers, Inc.
(b) Calculated by subtracting the Fund's total liabilities (not including the AMPS)
    from the Fund's total assets and dividing such amount by the number of
    AMPS outstanding as of the applicable 1940 Act Evaluation Date.
(c) Plus accumulated and unpaid dividends.
(d) On an annualized basis.
(e) Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
December 31, 1996 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the Patriot
Select Dividend Fund on December 31, 1996. It's divided into three main categories:
preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

---------------------------------------------------------------------------------------

                                                               NUMBER OF         MARKET
ISSUER, DESCRIPTION                                               SHARES          VALUE
-------------------                                            ---------         ------
PREFERRED STOCKS
Auto/Truck (3.26%)
Ford Motor Company, 8.25%,
Depositary Shares, Ser B                                          60,000     $1,672,500
General Motors Corp., 9.12%,
Depositary Shares, Ser G                                         150,000      4,331,250
General Motors Corp., 9.125%,
Depositary Shares, Ser B                                          44,600      1,243,225
                                                                           ------------
                                                                              7,246,975
                                                                           ------------
Banks - Foreign (0.67%)
Australia and New Zealand Banking
Group Ltd., 9.125% (Australia)                                    55,000      1,491,875
                                                                           ------------
Banks - U.S. (9.88%)
Ahmanson, H. F. & Co., 8.40%,
Depositary Shares, Ser C                                          35,000        910,000
Bank of Boston Corp., 8.60%,
Depositary Shares, Ser E                                         144,886      3,712,704
Chase Manhattan Corp., 9.08%, Ser D                               80,000      2,020,000
Chase Manhattan Corp., 9.76%, Ser B                               27,700        782,525
Chase Manhattan Corp., 10.84%, Ser C                              42,000      1,260,000
Fleet Financial Group, Inc.,
6.75%, Ser VI                                                    119,000      6,083,875
Fleet Financial Group, Inc., 9.35%,
Depositary Shares                                                165,000      4,640,625
Wells Fargo & Co., 9.00%,
Depositary Shares, Ser G                                         100,000      2,562,500
                                                                           ------------
                                                                             21,972,229
                                                                           ------------
Conglomerate/Diversified (0.31%)
Grand Metropolitan Delaware, 9.42%
Gtd Ser A                                                         25,000        700,000
                                                                           ------------
Equipment Leasing (1.18%)
AMERCO, 8.50%, Ser A                                              65,000      1,600,625
Capita Preferred Trust, 9.06%                                     40,000      1,030,000
                                                                           ------------
                                                                              2,630,625
                                                                           ------------
Financial Services (3.60%)
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A                                          40,000      1,170,000
Salomon Inc., 8.08%, Depositary Shares,
Ser D                                                             50,000      1,231,250
Salomon Inc., 8.40%, Depositary Shares,
Ser E                                                             60,000      1,492,500
Source One Mortgage Services Corp.,
8.42%, Ser A                                                     110,000      2,832,500
Southern Union Financing, 9.48%,
Ser 5/17/25                                                       50,000      1,287,500
                                                                           ------------
                                                                              8,013,750
                                                                           ------------
Insurance (2.66%)
American Life Holding Co., $2.16                                  40,000      1,035,000
Provident Companies, Inc., 8.10%,
Depositary Shares                                                 41,500      1,068,625
Travelers Group, Inc., 9.25%,
Depositary Shares, Ser D                                         149,000      3,818,125
                                                                           ------------
                                                                              5,921,750
                                                                           ------------
Oil & Gas (7.04%)
Coastal Corp., $2.125, Ser H                                     174,125      4,461,953
El Paso Tennessee Pipeline Co.
8.25%, Ser A                                                     135,000      6,901,875
Enterprise Oil PLC, 10.50%, Ser A,
American Depository Receipts ("ADR")
(United Kingdom)                                                  24,500        637,000
Lasmo PLC, 10.00%, Ser A, ADR
(United Kingdom)                                                  42,000      1,081,500
Phillips Gas Co., 9.32%, Ser A                                    98,000      2,572,500
                                                                           ------------
                                                                             15,654,828
                                                                           ------------
Paper (2.58%)
Boise Cascade Corp., 9.40%, Ser F                                103,000      2,652,250
Bowater Inc., 8.40%, Depositary Shares,
Ser C                                                            120,000      3,090,000
                                                                           ------------
                                                                              5,742,250
                                                                           ------------
Utilities (42.68%)
Baltimore Gas & Electric Co., 6.70%,
Ser 1993                                                          10,000      1,030,000
Baltimore Gas & Electric Co., 6.99%,
Ser 1995                                                          40,000      4,225,000
Baltimore Gas & Electric Co., 7.78%,
Ser 1973                                                          16,515      1,668,015
Boston Edison Co., 4.25%                                          39,314      2,275,298
Central Maine Power, 7.999%, Ser A                                10,000        975,000
Central Maine Power, 8.875% (R)                                    9,600        950,400
Columbus Southern Power Co., 8.375%,
Ser A                                                             60,000      1,507,500
Commonwealth Edison Co., $8.38                                    42,750      4,253,625
Commonwealth Edison Co., $8.40, Ser A                             25,110      2,511,000
Detroit Edison Co., 7.75%                                         60,000      1,515,000
Entergy Gulf States, Inc., $8.52                                  45,500      4,424,875
Entergy Gulf States, Inc., $9.96                                   9,800      1,000,825
Entergy Gulf States, Inc., Adjustable
Rate Preferred, Depositary Shares,
Ser B                                                             28,002      1,358,097
Florida Power & Light Co., 6.75%, Ser U                           25,000      2,593,750
GTE Florida, Inc., $8.16                                          25,000      2,575,000
GTE North, Inc., $7.60, Ser IND                                   10,000      1,000,000
Houston Lighting & Power Co., $8.12                               21,700      2,216,113
Jersey Central Power & Light Co., 7.52%
Ser K                                                              6,500        674,375
Massachusetts Electric Co., 6.84%                                 89,000      2,158,250
Massachusetts Electric Co., 6.99%                                 13,500      1,414,125
MCN Michigan Co., Limited Partnership,
9.375%, Ser A                                                     50,000      1,343,750
Monongahela Power Co., $7.73, Ser L                               44,000      4,796,000
Montana Power Co., $6.875                                         33,500      3,492,375
Narragansett Electric Co., 6.95%                                  17,950        935,644
PECO Energy Co., $7.48                                            19,200      2,032,800
PSI Energy, Inc., 6.875%                                         122,000      3,095,750
PSI Energy, Inc., 7.44%                                           48,000      5,052,000
Public Service Electric & Gas Co., 6.80%                          25,060      2,437,085
Public Service Electric & Gas Co., 6.92%                          14,000      1,468,250
Puget Sound Power & Light Co., 7.875%                             48,797      1,244,323
Sierra Pacific Power Capital, 8.60%                               30,000        787,500
Sierra Pacific Power Co., 7.80%,
Ser 1, Class A                                                   183,600      4,934,250
Southern California Gas Co., 7.75%                                42,786      1,074,998
Texas Utilities Electric Co., $1.805,
Depositary Shares, Ser B                                          53,581      1,352,920
Texas Utilities Electric Co., $1.875,
Depositary Shares, Ser A                                         128,000      3,296,000
Texas Utilities Electric Co., $2.05,
Depositary Shares                                                 33,500        845,875
Texas Utilities Electric Co., $7.24                                9,500        947,625
Texas Utilities Electric Co., $7.98                               29,200      3,153,600
Utilicorp Capital, 8.875%, Ser A                                  70,000      1,828,750
Virginia Electric & Power Co., $6.98                              10,500      1,114,312
Virginia Electric & Power Co., $7.05                              10,000      1,063,750
Washington Natural Gas Co.,
7.45%, Ser II                                                    165,140      4,211,070
Washington Natural Gas Co.,
8.50%, Ser III                                                    89,330      2,311,414
Western Massachusetts Electric Co.,
7.72%, Ser B                                                      22,247      1,779,760
                                                                           ------------
                                                                             94,926,049
                                                                           ------------
                    TOTAL PREFERRED STOCKS
                       (Cost $157,711,275)                       (73.86%)  $164,300,331
                                                                 -------   ------------
COMMON STOCKS
Finance (0.05%)
Echelon International Corp.                                        6,949        108,578
                                                                           ------------
Utilities (24.67%)
Allegheny Power System, Inc.                                      36,000      1,093,500
American Electric Power Co., Inc.                                 21,000        863,625
Boston Edison Co.                                                 90,000      2,418,750
Consolidated Edison Co. of NY, Inc.                               79,000      2,310,750
Delmarva Power & Light Co.                                        95,000      1,935,625
DPL, Inc.                                                        200,000      4,900,000
Florida Progress Corp.                                           104,250      3,362,063
Hawaiian Electric Industries, Inc.                                19,400        700,825
Houston Industries, Inc.                                         195,800      4,429,975
IES Industries, Inc.                                             100,000      2,987,500
IPALCO Enterprises, Inc.                                          75,000      2,043,750
MidAmerican Energy Co.                                           327,600      5,200,650
Montana Power Co.                                                 75,000      1,603,125
Nevada Power Co.                                                  50,000      1,025,000
New England Electric System                                       97,000      3,382,875
Oklahoma Gas & Electric Co.                                       80,000      3,340,000
Pacific Enterprises                                               65,000      1,974,375
PECO Energy Co.                                                   35,000        883,750
Potomac Electric Power Co.                                        39,300      1,011,975
Puget Sound Power & Light Co.                                    215,500      5,172,000
Southwestern Public Service Co.                                   77,700      2,748,638
UtiliCorp United, Inc.                                            30,000        810,000
Washington Water Power Co.                                        36,000        670,500
                                                                           ------------
                                                                             54,869,251
                                                                           ------------
                       TOTAL COMMON STOCKS
                        (Cost $52,534,266)                       (24.72%)   $54,977,829
                                                                 -------   ------------


                                                  INTEREST       PAR VALUE      MARKET
                                                    RATE      (000's OMITTED)    VALUE
                                                ------------   ------------     ------
SHORT-TERM INVESTMENTS
Commercial Paper (1.08%)
Prudential Funding Corp.
1/2/97                                               6.25%        $2,411      2,410,696
                                                                           ------------
              TOTAL SHORT-TERM INVESTMENTS                        (1.08%)     2,410,696
                                                                 -------   ------------
                         TOTAL INVESTMENTS                       (99.66%)  $221,688,856
                                                                 =======   ============

(R) The securities are exempt from registration under rule 144A of the Securities Act of
    1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $950,400 as of
    December 31, 1996.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO
FINANCIAL STATEMENTS

John Hancock Funds - Patriot Select Dividend Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Select Dividend Trust (the "Fund") is a closed-end, diversified management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION 0F INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to Federal income tax on taxable income which is distributed to shareholders.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operation of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.85% to 3.99% during the period ended December 31, 1996.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of .80 of 1% of the Fund's average weekly net assets.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of .15 of 1% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1996, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,152.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $38,034,665 and $36,520,013, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1996.

The cost of investments owned at December 31, 1996 (including the short-term investments) for Federal income tax purposes was $212,656,237. Gross unrealized appreciation and depreciation of investments aggregated $10,290,255 and $1,257,636, respectively, resulting in net unrealized appreciation of $9,032,619.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).


SHAREHOLDER MEETING

On March 7, 1996, the Annual Meeting of John Hancock Patriot Select Dividend Trust (the "Fund") was held to elect five Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with votes tabulated as follows:

                                                            WITHHELD
NAME OF TRUSTEE                         FOR                 AUTHORITY
----------------------------     ------------------     ----------------
James F. Carlin                       7,718,682              114,889
William H. Cunningham                 7,715,943              177,628
Charles F. Fretz                      7,715,564              118,007
John P. Toolan                        7,714,586              118,985

The preferred shareholders elected Harold R. Hiser, Jr. to serve until his successor is duly and qualified, with the votes tabulated as follows: 627 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Arthur
Andersen, LLP as the Fund's independent auditors for the Fund for the fiscal year ending June 30, 1996, with the votes tabulated as follows:
7,677,078 FOR, 29,158 AGAINST and 127,962 ABSTAINING.


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

JOHN HANCOCK FUNDS
A Global Investment Management Firm

101 Huntington Avenue, Boston, MA 02199-7603


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U.S. Postage
PAID
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A recycled logo in lower left hand corner with the caption " Printed on
Recycled Paper."                                P30SA         12/96
                                                               2/97